AGREEMENT FOR RENEWAL OF CONTRACT FOR
                        MOTOR VEHICLE INSPECTION PROGRAM

                            ZONE 3-PALM BEACH COUNTY

      WHEREAS, Envirotest Technologies (hereinafter referred to as "Contractor"), and the Department of Highway Safety and Motor Vehicles (hereinafter referred to as "the State"), are parties to an agreement entitled "A Contract for Motor Vehicle Inspection Program" and assigned Contract Number M0169 (hereinafter "the Contract"), and

      WHEREAS, the Contract will expire on March 31, 1998, and

      WHEREAS, the parties desire to exercise the renewal option set forth in section I, paragraph U of the Contract,

      NOW, THEREFORE, be it agreed that the Contractor and the State do hereby covenant and agree that the term of the Contract be renewed for two additional one year periods, up to and including March 31, 2000, and,

      BE IT FURTHER AGREED that the Contract, all exhibits thereto, and all amendments thereto, if any, are incorporated by reference in this Agreement just as though fully set out herein, and, except as otherwise provided herein, the Contractor and the State do hereby bind themselves to perform all the obligations of said Contract until the same expires on March 31, 2000, and,

      BE IT FURTHER AGREED that during the renewal period and as consideration for this renewal, the Contractor waives and releases the State from any claims for damages pursuant to section 325.207(8)(i), Florida Statutes, and Section V, paragraph H of the Contract as a result of cancellation of the Program at any time during the renewal period by the Legislature. This waiver and release extends to any compensation to which the Contractor may be entitled in equity, law, or contract arising out of section 325.207(8)(i), Florida Statutes, and Section V, paragraph H of the Contract. In furtherance of this waiver, the Contractor hereby releases the State from any and all obligations it may have in equity, law, or contract arising out of section 325.207(8)(i), Florida Statutes, and Section V, paragraph H of the Contract: to negotiate an amount to be paid to the Contractor as compensation for such termination; to determine such an amount; to offer the Contractor a point of entry to an administrative proceeding relating such compensation; and to seek or request an appropriation for payment of such compensation from the Legislature.

      BE IT FURTHER AGREED that this waiver and release shall not apply to any funds expended by the Contractor in response to the enactment of any law that alters the services to be provided by the Contractor as part of the Program.

      BE IT FURTHER AGREED that this waiver and release shall not apply to the damages arising from the Contractor's obligation under the leases entered into in furtherance of its obligations under the Contract.

      IN WITNESS WHEREOF, State and Contractor have caused this Agreement to be executed by their respective undersigned officials authorized to do so, on the dates set out below.

                                             Contractor:


                                             /s/ F. Robert Miller
---------------------------------------      -----------------------------------


 /s/Barbara L. Davis                         President & CEO
---------------------------------------      -----------------------------------
Witness as to Contractor                     Title


                                             February 14, 1997
---------------------------------------      -----------------------------------
                                             Date

                                             State:


                                             /s/
---------------------------------------      -----------------------------------
                                             Director of Administrative Services


                                             2/24/97
----------------------------------------     -----------------------------------
Witness as to State                          Date

Approved as to form and legality, subject only to full and proper execution by the parties.


                                             /s/ Enoch J. Whitney
                                             -----------------------------------
                                             Enoch J. Whitney
                                             General Counsel

                      AGREEMENT FOR RENEWAL OF CONTRACT FOR
                        MOTOR VEHICLE INSPECTION PROGRAM

                               ZONE 5-DADE COUNTY

      WHEREAS, Envirotest Technologies (hereinafter referred to as "Contractor"), and the Department of Highway Safety and Motor Vehicles (hereinafter referred to as "the State"), are parties to an agreement entitled "A Contract for Motor Vehicle Inspection Program" and assigned Contract Number M0171 (hereinafter "the Contract"), and

      WHEREAS, the Contract will expire on March 31, 1998, and

      WHEREAS, the parties desire to exercise the renewal option set forth in section I, paragraph U of the Contract,

      NOW, THEREFORE, be it agreed that the Contractor and the State do hereby covenant and agree that the term of the Contract be renewed for two additional one year periods, up to and including March 31, 2000, and,

      BE IT FURTHER AGREED that the Contract, all exhibits thereto, and all amendments thereto, if any, are incorporated by reference in this Agreement just as though fully set out herein, and, except as otherwise provided herein, the Contractor and the State do hereby bind themselves to perform all the obligations of said Contract until the same expires on March 31, 2000, and,

      BE IT FURTHER AGREED that during the renewal period and as consideration for this renewal, the Contractor waives and releases the State from any claims for damages pursuant to section 325.207(8)(i), Florida Statutes, and Section V, paragraph H of the Contract as a result of cancellation of the Program at any time during the renewal period by the Legislature. This waiver and release extends to any compensation to which the Contractor may be entitled in equity, law, or contract arising out of section 325.207(8)(i), Florida Statutes, and Section V, paragraph H of the Contract. In furtherance of this waiver, the Contractor hereby releases the State from any and all obligations it may have in equity, law, or contract arising out of section 325.207(8)(i), Florida Statutes, and
Section V, paragraph H of the Contract: to negotiate an amount to be paid to the Contractor as compensation for such termination; to determine such an amount; to offer the Contractor a point of entry to an administrative proceeding relating such compensation; and to seek or request an appropriation for payment of such compensation from the Legislature.

      BE IT FURTHER AGREED that this waiver and release shall not apply to any funds expended by the Contractor in response to the enactment of any law that alters the services to be provided by the Contractor as part of the Program.

      BE IT FURTHER AGREED that this waiver and release shall not apply to the damages arising from the Contractor's obligation under the leases entered into in furtherance of its obligations under the Contract.

      IN WITNESS WHEREOF, State and Contractor have caused this Agreement to be executed by their respective undersigned officials authorized to do so, on the dates set out below.


                                             Contractor:


                                             /s/ F. Robert Miller
---------------------------------------      -----------------------------------


 /s/Barbara L. Davis                         President & CEO
---------------------------------------      -----------------------------------
Witness as to Contractor                     Title


                                             February 14, 1997
---------------------------------------      -----------------------------------
                                             Date

                                             State:


                                             /s/
---------------------------------------      -----------------------------------
                                             Director of Administrative Services


                                             2/24/97
----------------------------------------     -----------------------------------
Witness as to State                          Date

Approved as to form and legality, subject only to full and proper execution by the parties.


                                             /s/ Enoch J. Whitney
                                             -----------------------------------
                                             Enoch J. Whitney
                                             General Counsel


                                       3